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                                                                      EXH 10.21

                  [Letterhead of Electronic Hardware Corp.]



May 14, 1998

Andrew Pokross
First Vice President
Republic National Bank of New York
Fifth Avenue at 40th Street
New York, NY  10018

Re:  Release of Personal Guarantees

Dear Mr. Pokross,

Electronic Hardware Corporation is requesting that Republic National Bank of New York release the personal guarantees of David Kassel, Harry Goodman and Andrew Franzone from the Term loan agreement and Demand Note dated July 29, 1996 contingent upon the Initial Public Offering of International Plastic Technologies, Inc.

Please sign this letter as an acceptance of the release and return it to me as soon as possible. Feel free to call me if you have any additional questions.

Sincerely,

/s/ Steven Sgammato
-------------------
Steven Sgammato
Controller


Accepted: /s/ Andrew Pokros
          --------------------------------------------------
          Andrew Pokros - Republic National Bank of New York